                                  EXHIBIT 10.79
                                                                 GREEN MEADOWS I
                                                       LENDER LOAN NO. 003-35219

                                    AGREEMENT

     THIS  AGREEMENT  is  dated  as of the 30th  day of  September,  2005  (this
"Agreement"),  between  GENERAL  ELECTRIC  CREDIT  EQUITIES,  INC.,  a  Delaware
corporation ("Lender"),  and H.P. KNOLLS I ASSOCIATES,  L.P., a New York limited partnership ("Grantor").

                                R E C I T A L S:

     A. Grantor  executed that certain  Mortgage Note dated December 1, 1998, in the stated principal amount of SEVENTEEN MILLION FIVE HUNDRED EIGHT THOUSAND AND
NO/100  DOLLARS  ($17,508,000.00)  (the "Note"),  payable to the order of Mellon
Mortgage Company, a Colorado corporation  ("Original Lender"),  bearing interest and being payable as therein  provided,  said Note being secured by that certain
Mortgage dated December 1, 1998 to Original Lender, filed for record in Mortgage
Book Volume 18224,  Page 475 et seq. of the Real  Property  Records of Allegheny
County,  Pennsylvania  (the "Mortgage"),  and said Note additionally  secured by that certain Security Agreement dated December 1, 1998, from Grantor to Original
Lender (the "Security Agreement").

     B. Original  Lender  assigned (i) the Note,  (ii) the  Mortgage,  (iii) the
Security  Agreement,  and (iv) all other  documents or  instruments  evidencing, governing, or securing the loan (collectively,  the "Loan Documents") to Midland
Loan Services, Inc., who thereafter assigned the Loan Documents to the Secretary of Housing and Urban Development of Washington, D.C. ("HUD"), and HUD thereafter assigned  the Loan  Documents  to  Condor  One,  Inc.,  a  Delaware  corporation
("Condor") and Condor assigned the Loan Documents to Lender.

     C.  The  obligations  under  the Note and Loan  Documents  are  subject  to satisfaction  solely by  foreclosure  against the Project and no recourse can be had against Grantor personally for any deficiency claim following foreclosure.

     D. Grantor has failed to make  regularly  scheduled  principal and interest payments to Lender as provided in the Note,  and to pay other  amounts  becoming due  thereunder and under the Loan  Documents,  and a default  currently  exists under the Loan Documents.

     E. Grantor has been notified of such  defaults and has advised  Lender that
Grantor does not intend to cure such defaults and that Grantor  instead  desires to convey the Property (hereunder defined) to Lender as hereinafter described.

     F.  Grantor  has  proposed  to  execute  and  deliver  a Deed  in  Lieu  of
Foreclosure  transferring the Project to Lender or its designee without the need of legal proceedings and related costs.

     G. Lender and Grantor have reached an agreement with respect to the matters described above and desire to evidence their agreement as hereinafter provided.

                                   AGREEMENT:

     NOW, THEREFORE, the undersigned, in consideration of Ten and No/100 Dollars
($10.00),   the  premises   contained  herein,   and  other  good  and  valuable
consideration  exchanged by each to the other,  the receipt and  sufficiency  of which are hereby acknowledged and confessed, including the conveyance by Grantor to Lender  (acting in such  capacity as  grantee,  the  "Grantee"),  of the real property  described in the Mortgage and all improvements  and personal  property situated on it,  together with all personal  property  described in the Security
Agreement  (collectively,  the  "Property")  and  the  release  by  Grantor,  as hereinafter  provided,  and the  covenant  by Lender not to sue with  respect to certain  aspects of the financing of the Property as  hereinafter  provided,  do hereby covenant and agree as follows, intending to be legally bound:

     1. The Recitals set forth above are hereby  incorporated  herein and made a part of this Agreement.

     2.  Grantor  agrees  that an event of default has  occurred  under the Loan
Documents,  that Lender has the immediate  right to exercise its remedies  under the Loan Documents,  the indebtedness evidenced by the Note has been accelerated and is fully due and  payable,  there is no  defense  or offset to such debt and that the outstanding amounts under the Loan Documents as of September,  2005 are as follows:

               Principal                         $16,625,376.64
               Interest                             $490,217.70
               Late Charges                           $8,193.50
               Attorney's Fees                       $40,737.88
               Other                                       0.00
               Total:                            $17,164,525.72

The Indebtedness continues to accrue interest at the rate of $2,539.99 per day.

     3. Each of Lender and Grantee does hereby acknowledge that, as set forth in
Recital  C,  the  obligations   under  the  Note  and  the  Loan  Documents  are
non-recourse  obligations.  Nothing herein shall make Grantor  personally liable for obligations on the Note or the Loan Documents.

     4. Grantor does hereby release, discharge, hold harmless and forever acquit
Lender,  its  managers,  officers,  directors,  shareholders,   representatives,
agents,  employees,  successors  and  assigns,  from  all  claims,  liabilities, actions,  suits, demands,  obligations,  costs, expenses,  damages and causes of action which Grantor has asserted or could have asserted or could ever assert in connection with (a) the loan evidenced by the Note (the "Loan") and/or any other indebtedness  secured by the Loan  Documents,  (b) the Note,  the Mortgage,  the
Security  Agreement  and/or any of the other Loan  Documents,  (c) the Property, and/or (d) any transactions arising out of the financing of the Property.

     5. Lender hereby  covenants not to sue,  claim or bring any action  against
Grantor,  its successors or assigns, for any personal liability beyond Grantor's interest in the Property for failure to make any and all further payments due to
Lender  under  the Note or for any other  matters  in  connection  with the Loan
Documents  other  than  this  Agreement  and  the  Deed  (hereinafter  defined);
provided,  however,  that the lien and security  interests of the Mortgage,  the security interests created by the Security Agreement and all other rights in and to the  Property  created by the Loan  Documents  shall remain in full force and effect to secure all unpaid  amounts owing  thereunder or secured  thereby,  and
Lender  shall  continue  to have the right to  foreclose  the lien and  security interests of the Mortgage, Security Agreement, and the other Loan Documents, and to pursue  such  other  remedies  as it may have  under the  Mortgage,  Security
Agreement, and the other Loan Documents with respect to the Property,  including without  limitation  to bring an action or actions  under the Note,  Mortgage or other Loan  Documents  as well as an action  under the  Pennsylvania  Deficiency
Judgment  Act, all as may be  necessary  to perfect,  continue or realize on the
Property and the liens of the Loan  Documents;  provided,  however,  that Lender makes clear in such actions that the  judgments  therein are  restricted  to the
Property  and do not  impose a lien on other  assets  of  Grantor,  and  further provided that this  covenant not to sue shall  terminate and Lender may take any and all legal action to, among other  things,  collect the  Indebtedness  if (i)
Grantor  or  any  other  person  or  entity  in  conjunction   with  or  at  the
encouragement of Grantor takes any action to hinder, delay or interfere with (a)
conveyance  of the  Property to Lender,  or (b) the  subsequent  foreclosure  by
Lender of the liens or security  interests of the Mortgage,  Security  Agreement and other  Loan  Documents  or (ii)  Grantor  is  otherwise  in  default  of its obligations under this Agreement.

     6. Grantor  warrants and  represents to Lender that it owns the Property in fee simple  and that,  to the best of its  current  knowledge  and belief  after
reasonable  investigation,   all  persons,  firms,  corporations,   materialmen,
artisans,  contractors and subcontractors who have furnished services,  labor or materials  used in improving  the Property have been paid in full and that there are no claims outstanding which would entitle the holder thereof to affix a lien or security  interest  against the  Property,  all except as may be described on
Schedule 1 attached hereto and made a part hereof.

     7. Grantor  warrants  and  represents  to Lender  that,  to the best of its current knowledge and belief (without special investigation),  there has been no
(a)  deposit,  storage,  disposal,  burial,  discharge,   spillage,  seepage  or
filtration  of  petroleum  products,   chemical  liquids  or  solids,   asbestos
containing  material or any  hazardous  wastes,  hazardous  substances  or toxic substances or presence of any toxic mold (collectively,  "Hazardous Substances")
upon,  under or within the Property or any contiguous real estate;  (b) liens or claims against the Property or Grantor with respect to any Hazardous Substances;
or (c)  notices of any  violation  of any  federal,  state or local  rule,  law, regulation or ordinance regarding the Property or any Hazardous Substances,  all except as may be described on Schedule 2 attached hereto and made a part hereof.

     8. Grantor  warrants and  represents to Lender that,  except for ad valorem taxes in the amount of  $266,541.22  due and payable on October 31, 2005,  there are no taxes  affecting the Property which are due,  payable or delinquent as of the effective  date hereof (any "Taxes Owed") and Grantor  agrees to transfer to
Lender,  contemporaneously with the execution of this Agreement,  all amounts in any escrow  accounts for the payment of Taxes Owed.  Grantee  acknowledges  that upon the  previous  transfer of the Loan  Documents  to HUD,  HUD  applied  then existing tax escrow amounts toward amounts owed under the Loan Documents.

     9. Grantor  covenants  that  Grantor  shall not take any actions to hinder, delay or interfere  with (i)  conveyance of the Property to Lender,  or (ii) the subsequent  foreclosure  by  Lender of the liens or  security  interests  of the
Mortgage, Security Agreement and other Loan Documents.

     10. This  Agreement is executed in connection and  contemporaneously  with, and in  reliance  by Lender  upon,  the  execution  and  delivery  by Grantor to
Grantee,  of (a) that certain Deed in Lieu of  Foreclosure  in the form attached hereto as Exhibit "A" (the "Deed"),  (b) that certain  Assignment and Assumption of Leases  in the form  attached  hereto  as  Exhibit  "B" (the  "Assignment  of
Leases"), (c) that certain Assignment of Intangibles in the form attached hereto as Exhibit "C" (the "Assignment of Intangibles"),  (d) that certain Bill of Sale
(the "Bill of Sale") in the form  attached  hereto as  Exhibit  "D" and (e) that certain  Declaration of Covenants (the  "Declaration  of Covenants") in the form attached  hereto as Exhibit "E". The Deed,  Assignment and Assumption of Leases,
Assignment  of  Intangibles,  Bill of Sale  and  Declaration  of  Covenants  are
sometimes  collectively  referred to herein as the "Closing Documents".  Grantor shall  execute  and  deliver  the  Closing  Documents  simultaneously  with  the execution and delivery to Grantee of this Agreement.

     11. Upon the execution and delivery of the Closing Documents, Grantor shall deliver possession of the Property to Grantee in good condition,  including, but not limited to, all personal property, fixtures, and furnishings, as well as all leases,  agreements,  tenant security deposits, prepaid rents, deposit and other accounts,  all of Grantor's  right,  title and interest in and to deposits  with utility providers and others for goods and services related to or to be provided at the Property, all of Grantor's right, title and interest in and to any escrow accounts and funds,  records,  plans,  surveys, and other documents and property relating to, affecting or utilized by Grantor (or Grantor's  employees,  agents, and contractors) with respect to the Property,  and/or  operation,  maintenance, repair,  or  replacement  of the Property  (or any portion  thereof) in any way.
Among other things, Grantor shall deliver to Grantee the following:

          a)   a  list  of  all  accounts  payable  along  with  copies  of  all outstanding bills or invoices;

          b)   a list of all outstanding purchase orders and copies of the same;

          c)   copies of any and all  contracts  or  records  pertaining  to the
               Property or the maintenance or operation thereof;

          d)   a  detailed  prior year and year end to date  income and  expense statement and detailed general ledger;

          e)   the leases with  original  signatures  for all  tenants  with all original amendments thereto;

          f)   any tenants' security deposits or prepaid rent;

          g)   lists  identifying all transferable and  nontransferable  utility deposits;

          h)   a list of the names and account numbers of all utility  companies servicing the Property;

          i)   all keys and key code books to  entrance  doors,  storage  areas, boiler rooms, mechanical rooms, rest rooms, etc.;

          j)   all electronic card access keys and records  pertaining  thereto, if applicable;

          k)   a certification of each tenant's current rental payment status;

          l)   reproducible copies of all site plans,  architectural  drawing or plans,  engineering  and  electrical  plans,  including  but  not limited to final construction as-builts, current as-builts of all tenant space, and original  construction  specifications  for all
               improvements   on  the   Property  to  the  extent  in  Grantor's
               possession or control;

          m)   all operating and  maintenance  manuals,  warranties  and service contracts for all equipment and appliances at the Property to the extent in Grantor's possession or control;

          n)   all marketing  materials,  brochures,  fliers,  floor plans, site plans,  and  advertisements,  including camera ready original art work for the same,  for the  Property or any part  thereof to the extent in Grantor's possession or control;

          o)   any art boards,  building  standard finish boards,  renderings or other art work  depicting or relating to the Property or any part thereof to the extent in Grantor's possession or control;

          p)   all original permits,  licenses,  certificates of occupancy along
               with  all  records   regarding   governmental   approvals  and/or
               compliance with zoning ordinances,  fire codes and state,  county or municipal  laws,  regulations  or  ordinances to the extent in
               Grantor's possession or control;

          q)   copies of any and all  notices  identified  on Schedule 2 to this
               Agreement;

          r)   all  records  relating  to  taxes or  other  municipal,  state or federal liens;

          s)   all leasing brokers owed or entitled to commissions and copies of all commission agreements;

          t)   a list of all suppliers, contractors and vendors;

          u)   all collected and unapplied  rents  received by Grantor for rents accruing as of April 1, 2005 or thereafter; and

          v)   certificates of title to all vehicles used in connection with the
               Property.

     12.  Grantor  represents  to Grantee  that there are  currently  no Housing
Assistance  Payment  contracts  ("HAP  Contracts") in effect with respect to the
Property or in any way binding  upon  Grantor or the Property and that Section 8 vouchers accepted from tenants on the Property are accepted  voluntarily and not pursuant to any obligation to accept such vouchers.

     13.  Contemporaneously with the execution of this Agreement,  Grantor shall deliver to Grantee  copies of all  documentation  relating to past or  currently effective tax credits relating to the Property,  including,  without limitation, any  agreements  with any current or prior  limited  partners of Grantor and any payments made to any such limited partners with respect to tax credits.

     14.  Grantor shall  forward to Grantee any rents  received by Grantor after
September 30, 2005 within three (3) business  days of Grantor's  receipt of same and, on October 1, 2005,  shall  deliver to Grantee  any rents or other  amounts from or  pertaining  to the Property  which are then in Grantor's  possession or control.

     15. All transfers made herein are made on an "AS IS, WHERE IS" basis,  with no warranties,  express or implied,  except for warranties of title, and Grantor makes no warranty or representation,  express or implied, of any kind, nature or description  whatsoever as to the condition of the Property  except as expressly provided in this Agreement.

     16. Each of Lender and Grantee  acknowledges that it has had an opportunity to conduct any and all due diligence regarding the Property (including,  without limitation,  a Phase I  investigation)  prior to transfer and that it is relying solely on its own  inspection  and/or  investigation  of the  Property  and this
Agreement.  Each of Lender  and  Grantee  did not rely upon any  written or oral statement or  representation  whatsoever by Grantor regarding the Property other than those expressly set forth in this Agreement.

     17.  Grantor  indemnifies  and holds Lender and its  successors and assigns harmless from and against all claims,  liens, suits,  actions,  debts,  damages, costs,  losses,  allegations,  judgments,  charges and/or expenses of any nature whatsoever arising as a result of (i) any of Grantor's representations contained in this Agreement being false or materially  misleading,  and/or (ii) any breach by Grantor of its covenants set forth in this Agreement.

     18. Except with respect to any  reasonable  and customary  costs payable to any third  parties  not  affiliated  with or  related  to  Grantor or any of its affiliated or related  parties,  incurred in the ordinary  course of business in operating  the  Property  prior to  September  30, 2005 and relating to services rendered  prior to September  30, 2005,  and which relate solely to the Property and are typical of expenses  incurred in connection  with  operating  properties such as the Property  ("Customary  Operating  Costs"),  Grantor  indemnifies and holds Lender and its successors and assigns  harmless from and against any loss, claim, damage or expense (including,  without limitation,  reasonable attorney's fees)  related to or arising out of any claim made  against  Lender for sums due and owing in connection with or related to the Property which arose prior to the date of this  Agreement  as a result of  Grantor's  actions.  If a claim is made against  Lender for which  indemnification  is sought  hereunder,  Lender  shall notify  Grantor of the claim and Grantor  shall have the option of defending the claim at its sole cost and expense by a law firm reasonably acceptable to Lender provided  Grantor elects to provide such defense by notice to Lender within five
(5) days of receipt of the claim for indemnity  from Lender.  Grantee  agrees to pay the Customary Operating Costs.

     19.  Grantor  hereby  covenants  and agrees that in the event that  Grantor shall (a) file a petition in any court or be the subject of any  petition  filed in any court under title 11 of the United States Code, 11 U.S.C.ss.101,  et seq.
(as such title may be amended from time to time, the "Bankruptcy  Code"), (b) be subject to any order for relief under the  Bankruptcy  Code,  (c) file or be the subject  of  any  petition  seeking  reorganization,  arrangement,  composition, readjustment,  liquidation,  dissolution  or similar relief under any present or future federal or state act or law relating to bankruptcy,  insolvency or relief for debtors, (d) have sought or consented to or acquiesced in the appointment of any  trustee,  receiver,  conservator  or  liquidator,  or to an  assignment  of
Grantor's  assets (or any part thereof) for the benefit of creditors,  or (e) be the subject of an order,  judgment,  or decree entered by any court  approving a petition filed against Grantor for any reorganization, arrangement, composition, readjustment,  liquidation,  dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy,  insolvency or relief for debtors; then Lender shall be entitled to relief from any stay imposed under the  Bankruptcy  Code  (including  but not limited to any  automatic  stay under
Section 363 thereof) or otherwise,  on or against the exercise of the rights and remedies otherwise  available to Lender as provided in this Agreement,  the Loan
Documents, or as otherwise available at law, and Grantor hereby waives its right to object to such relief.

     20. This Agreement is made solely for the benefit of the parties hereto and no other person or persons shall have any rights or remedies  under or by reason of this Agreement.

     21. No delay or omission by Lender in exercising any right or power arising under this Agreement or the Loan Documents by reason of any default hereunder or thereunder  shall be construed as a waiver of such default or as an acquiescence therein,  nor shall any single or partial  exercise thereof preclude any further exercise  thereof.  No waiver of any  default  shall be  construed  as a waiver, acquiescence or consent to any preceding or subsequent default.

     22. Grantor covenants and agrees to execute any additional documents and to do all other acts reasonably  required to effect the intent and purposes of this
Agreement.  In  furtherance  and not in  limitation  of the  foregoing,  Grantor expressly  agrees,  upon receipt of Lender's  written  request,  to execute such further  instruments  and to take such other  actions as may be  required to (i)
transfer title and possession of the Property to Grantee;  (ii) transfer utility accounts;  (iii) collect rents related to the Property,  (iv) obtain  possession and control of all deposits,  prepaid rent,  escrow funds,  and prepaid expenses related to the  Property,  and (v) enable the Lender to  prosecute  an appeal of real estate tax assessments pertaining to the Property.

     23.  Nothing herein shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

     24. This  Agreement  shall be governed by and construed in accordance  with the laws of the Commonwealth of Pennsylvania.

     25. Each person executing this Agreement  represents and warrants that such person is lawfully  authorized and empowered to execute this Agreement on behalf of the  entity  on whose  behalf  such  person  is  signing  and that  upon such execution this Agreement will be binding upon such entity.

     26. This  Agreement,  and all  provisions,  representations,  releases  and indemnifications  herein  contained  shall  be  binding  upon  Grantor  and  its successors  and  assigns  and  shall  inure to the  benefit  of  Lender  and its
successors  and  assigns,   and  shall  survive  the  execution,   delivery  and
recordation of any or all of the Closing Documents.

     27. This Agreement,  together with the Closing  Documents,  (i) constitutes the entire  understanding  between the parties hereto, (ii) without limiting the generality of the foregoing,  supersedes  all letters,  agreements in principle, outlines  of terms or other oral or written  communications  between  any of the parties hereto, and (iii) may not be modified, amended or terminated,  except by a written  agreement which is signed by each of the parties hereto.  Each of the parties  hereto  stipulates  and agrees  that such party has not relied upon any representations,  statements,  covenants  or  warranties  in entering  into this
Agreement other than those actually set forth in this Agreement, incorporated by reference by this Agreement, or specifically referred to in this Agreement.  All representations and warranties  contained herein shall be true and correct as of the date of execution of this Agreement.  Subject to Grantor's  obligations with respect to indemnification  contained herein, each party represents that he, she or it has  received  independent  advice from legal  counsel with respect to the
advisability   of  entering  into  this   Agreement  and  with  respect  to  the
advisability  of making the agreements  and providing the releases,  waivers and expressions  of  intent  contained  in  this  Agreement.  Each  party  shall  be responsible to pay its own legal fees and costs.  Each party represents that he, she or it has read this Agreement and understands the contents hereof.

     28. This Agreement may be executed by each party in identical counterparts, each of  which  shall  be  deemed  to be an  original  and all of  which,  taken together,  shall constitute one agreement  binding upon all parties.  [Signature
Page Follows]

         EXECUTED to be effective as of the date and year first recited above.

                 "LENDER"

                 GENERAL ELECTRIC CREDIT EQUITIES, INC.,
                 a Delaware corporation

                 By:  /s/ Constantine Lallas
                          Constantine Lallas
                          Authorized Signatory

                 "BORROWER"

                 H.P. KNOLLS I ASSOCIATES, L.P.,
                 a New York limited partnership

                 By:   HP-BC Limited Partnership,
                       a New York limited partnership,
                       its sole general partner

                      By:      Green Meadows I, LLC,
                               a New York limited liability company,
                               its sole general partner

                               By:  Home Properties, L.P.,
                                    a New York limited partnership,
                                    its managing member

                                    By:    Home Properties, Inc.,
                                           a Maryland corporation,
                                           its sole general partner

                                           By:  /s/ Robert J. Luken
                                                Robert J. Luken,
                                                Senior Vice President